iShares®

iShares Trust

Supplement dated March 24, 2009

to the Prospectus (the “Prospectus”) dated July 1, 2008 (as revised August 12, 2008)

for the iShares S&P New York Municipal Bond Fund (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus.

Effective March 24, 2009, the number of shares that compose a creation unit for the Fund will change from 100,000 to 50,000. Accordingly, all references in the Prospectus to Creation Units of 100,000 shares or multiples thereof are replaced by Creation Units of 50,000 shares or multiples thereof. Additionally, the table in the section entitled “Transaction Fees” on page 12 of the Prospectus is hereby deleted and replaced by the following:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$4,947,500	50,000	$250	3.00%	2.00%

*	As a percentage of the amount invested.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of Barclays Global Investors, N.A.	BGI-A-NYF-0309

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE

iShares®

iShares Trust

Supplement dated March 24, 2009

to the Statement of Additional Information (the “SAI”)

dated July 1, 2008 (as revised December 8, 2008)

for the iShares Barclays, JPMorgan, iBoxx and S&P Bond Series

The information in this Supplement updates information in, and should be read in conjunction with, the SAI.

Effective March 24, 2009, the number of shares that compose a creation unit for the iShares S&P New York Municipal Bond Fund will change from 100,000 to 50,000. Accordingly, the third paragraph under the “General Description of the Trust and its Funds” on page 1 of the SAI is hereby deleted and replaced by the following:

Each Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (“Creation Unit”), generally in exchange for a basket of securities included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). The shares described in the applicable Prospectus and in this SAI are listed and trade on national securities exchanges such as the American Stock Exchange (“AMEX”) or the NYSE Arca, Inc. (“NYSE Arca”) (each, a “Listing Exchange”). Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Units, and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units typically are a specified number of shares, generally 50,000 to 100,000 shares or multiples thereof.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of Barclays Global Investors, N.A.	BGI-SAI-02-SUP1

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE